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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in Registration Statement No. 333-37478 on Form S-3 and Registration Statement Nos. 333-63894 and 333-52036 on Forms S-8 of our report dated February 24, 2003, appearing in this annual report on Form 10-KSB of BarPoint.com, Inc., for the year ended December 31, 2002.



                                                           KAUFMAN, ROSSIN & CO.



Miami, Florida
March 28, 2003